                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): March 1, 2006

                         DOW JONES & COMPANY, INC.

           (Exact name of registrant as specified in its charter)

         DELAWARE                  1-7564            13-5034940

      (State or other         (Commission File    (I.R.S. Employer

       jurisdiction               Number)          Identification No.)

     of incorporation)

      200 Liberty Street, New York, New York         10281

     (Address of principal executive offices)      (ZIP CODE)

     Registrant's telephone number, including area code: (212) 416-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17

    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 2, 2006, the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of Dow Jones & Company, Inc. (the "Company") received their annual incentive compensation for 2005 as approved by the Compensation

Committee of the Board of Directors of the Company.  The following table sets forth the indicated executives’ annual incentive compensation payouts for 2005:

Name And Position	Annual Incentive Compensation
Peter R. Kann, Chairman and Chief Executive Officer (1)	$918,500
Richard F. Zannino, Executive Vice President and Chief Operating Officer (1)	$638,000
L. Gordon Crovitz, Senior Vice President and President, Electronic Publishing (1)	$310,000
Karen Elliott House, Senior Vice President and Publisher, The Wall Street Journal (1)	$216,000
Paul E. Steiger, Managing Editor, The Wall Street Journal	$200,000

______________________

(1)

Mr. Zannino was appointed Chief Executive Officer of the Company, effective February 1, 2006.   Mr. Kann will continue as Chairman until the annual meeting in 2007, the year in which he reaches the Company's mandatory retirement age of 65.  In addition, Ms. House has retired from the Company as of February 2006.  Finally, effective February 22, 2006, Mr. Crovitz became Executive Vice President of the Company, President of Dow Jones Consumer Media Group, and Publisher of The Wall Street Journal Franchise.

ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

John N. Wilcox, age 61, has been appointed Senior Vice President of Dow Jones, President of Dow Jones Community Media Group and Chairman and CEO of Ottaway Newspapers, Inc., a wholly owned Dow Jones subsidiary, and was designated a Section 16b officer of the Company as of March 1, 2006.  Mr. Wilcox served as President of Ottaway Newspapers from January 2003 to February 2006, served as Executive Vice President of Ottaway Newspapers from January 2002 to December 2002, and served as Publisher of the Cape Cod Times, an Ottaway Newspapers publication, from September 1996 to December 2001.  Mr. Wilcox serves on the Board of Directors of Inland Press Association and on the American Press Institute's N2 (Newspapers Next) taskforce.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Date:	March 3, 2006	By:	/s/ Robert Perrine
Robert Perrine
Chief Accounting Officer and Controller